Exhibit 10.9

GRANT OF SECURITY INTEREST IN PATENTS AND TRADEMARKS

THIS GRANT OF SECURITY INTEREST (“Grant”), effected as of June 23, 2005, is executed by Time America, Inc., a Nevada corporation (the “Grantor”), in favor of Laurus Master Fund, Ltd. (the “Secured Party”).

A.            Pursuant to (i) a Master Security Agreement dated as of March 22, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “2004 Security Agreement”) among the Grantor, certain other Assignors (as defined in the Master Security Agreement) and the Secured Party, the terms and provisions of which are hereby incorporated herein as fully set forth herein and (ii) a Security Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “2005 Security Agreement” and, together with the 2004 Security Agreement, the “Security Agreements” and each, a “Security Agreement”) among the Grantor, certain other Companies (as defined in the 2005 Security Agreement), and the Secured Party, the terms and provisions of which are hereby incorporated herein as if fully set forth herein, in each case, the Grantor and the other Companies and Assignors, as the case may be, have granted a security interest to the Secured Party in consideration of the Secured Party’s agreement to provide financial accommodations to such Companies and such Assignors.

B.            The Grantor (1) has adopted, used and is using the trademarks reflected in the trademark registrations and trademark applications in the United States Patent and Trademark Office more particularly described on Schedule 1 annexed hereto as part hereof (the “Trademarks”), and (2) has registered or applied for registration in the United States Patent and Trademark Office of the patents more particularly described on Schedule 2 annexed hereto as part hereof (the “Patents”).

C.            The Grantor wishes to confirm its grant to the Secured Party of a security interest in all right, title and interest of the Grantor in and to the Trademarks and Patents, and all proceeds thereof, together with the business as well as the goodwill of the business symbolized by, or related or pertaining to, the Trademarks, and the customer lists and records related to the Trademarks and Patents and all causes of action which may exist by reason of infringement of any of the Trademarks and Patents (collectively, the “T&P Collateral”), to secure the payment, performance and observance of the Obligations (as that term is defined in each Security Agreement).

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged:

1.             The Grantor does hereby further grant to the Secured Party a security interest in the T&P Collateral to secure the full and prompt payment, performance and observance of the Obligations.

2.             The Grantor agrees to perform, so long as either Security Agreement is in effect, all acts deemed necessary or desirable by the Secured Party to permit and assist it, at the Grantor’s expense, in obtaining and enforcing the Trademarks and Patents in any and all countries.  Such acts may include, but are not limited to, execution of documents and assistance or cooperation in legal proceedings.  The Grantor hereby appoints the Secured Party as the Grantor’s attorney-in-fact to execute and file any and all agreements, instruments, documents and papers as the Secured Party may determine to be necessary or desirable to evidence the Secured Party’s security interest in the Trademarks and Patents or any other element of the T&P Collateral, all acts of such attorney-in-fact being hereby ratified and confirmed.

3.             The Grantor acknowledges and affirms that the rights and remedies of the Secured Party with respect to the security interest in the T&P Collateral granted hereby are more fully set forth in the Security Agreements and the rights and remedies set forth herein are without prejudice to, and are in addition to, those set forth in the Security Agreements.  In the event that any provisions of this Grant are deemed to conflict with either Security Agreement, the provisions of such Security Agreement shall govern.

4.             The Grantor hereby authorizes the Secured Party to file all such financing statements or other instruments to the extent required by the Uniform Commercial Code and agrees to execute all such other documents, agreements and instruments as may be required or deemed necessary by the Secured Party, in each case for purposes of affecting or continuing Secured Party’s security interest in the T&P Collateral.

IN WITNESS WHEREOF, the Grantor has caused this instrument to be executed as of the day and year first above written.

TIME AMERICA, INC., a Nevada corporation

By:
Name:
Title:

LAURUS MASTER FUND, LTD.

By:
Name:
Title:

SCHEDULE 1 TO GRANT OF SECURITY INTEREST

REGISTERED TRADEMARKS AND TRADEMARK APPLICATIONS

Trademark	Registration or Application Number	Registration or Application Date	Country
NETTIME	2,960,030	4/24/01	U.S.A

SCHEDULE 2 TO GRANT OF SECURITY INTEREST

PATENTS AND PATENT APPLICATIONS

None